ForeStructured Growth II Contract

ForeStructured Growth II Advisory Contract

Issued by

Forethought Life Insurance Company

Supplement dated May 6, 2025

to the

Prospectus dated May 1, 2025

Under the section “Other Information” in your prospectus, the sub-section “How Contracts are Sold” is deleted in its entirety and replaced with the following:

HOW CONTRACTS ARE SOLD

We have entered into a distribution agreement with Our affiliate Global Atlantic Distributors, LLC under which it serves as the principal underwriter for the Contracts, which are offered on a continuous basis. Global Atlantic Distributors, LLC is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA).

We are affiliated with Global Atlantic Distributors, LLC because We are under common control. The principal business address of Global Atlantic Distributors, LLC is One Financial Plaza, 755 Main Street, 24th Floor, Hartford, CT 06103. Global Atlantic Distributors, LLC has entered into selling agreements with affiliated and unaffiliated broker-dealers for the sale of the Contracts. We pay compensation to Global Atlantic Distributors, LLC for sales of the Contracts by broker-dealers. Global Atlantic Distributors, LLC in its role as Principal Underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2024 with regard to the Contracts. Contracts will be sold by individuals (financial professionals) who have been appointed by Us as insurance agents and who are financial professionals. Each financial professional is affiliated with one of the selling broker-dealers. We may also make the Contracts available through independent financial professionals.

We list below types of arrangements that help to incentivize sales representatives to sell Our suite of annuities. Not all arrangements necessarily affect each registered index linked annuity. These types of arrangements could create an incentive for the selling firm or its sales representative to recommend or sell this Contract to you, or to recommend a particular investment option under the Contract to you over another. You may wish to take such incentives into account when considering and evaluating any recommendations relating to this Contract.

Broker-dealers may receive commissions from Us for selling you this Contract (described below under Commissions). Certain selected broker-dealers or their affiliates also receive additional compensation (described below under Additional Payments). All or a portion of the payments We make to broker-dealers may be passed on to financial professionals according to a broker-dealer’s internal compensation practices.

Affiliated and unaffiliated broker-dealers also employ individuals called wholesalers in the sales process, who provide sales support and training to sales representatives. Such broker-dealers and their wholesalers typically receive commissions and/or other compensation based on the type of contract or benefits sold or the investment options to which Contract value is allocated. Commissions and other compensation are based on a specified amount of Premium Payments or Contract Value or the amounts allocated to particular investment options.

Your financial professional may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange a contract you already own if you determine, after comparing the features, fees and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is better for you to purchase the new contract rather than continue to own your existing contract. In general, the Contract does not contain any provisions related to exchanges or conversions.

Commissions Paid by The Company

Up front commissions paid to broker-dealers generally range from 0% to up to 7.5% of each Premium Payment you make. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1% of your Contract Value. We pay different commissions based on the Contract variation that you buy. We may pay a lower commission for sales to Owners over age 75. Your registered investment adviser may be paid by you pursuant to the investment advisory agreement you entered into. Commission arrangements vary from one broker-dealer to another. We are not involved in determining your financial professional’s compensation. Under certain circumstances, your financial professional may be required to return all or a portion of the commissions paid.

Check with your financial professional to verify whether your account is a brokerage or an advisory account. Your interests may differ from Ours and your financial professional (or the broker-dealer with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your financial professional (or the broker-dealer with which they are associated) can be paid both by you and by Us based on what you buy. Therefore, profits, and your financial professional’s (or their broker-dealer’s) compensation, may vary by product and over time. Contact an appropriate person at your broker-dealer with whom you can discuss these differences and inquire about any revenue sharing arrangements that We and Our affiliates may have with the selling firm.

Additional Payments

Subject to FINRA and broker-dealer rules, We or Our affiliates also pay the following types of fees to, among other things, encourage the sale of this Contract. These additional payments could create an incentive for your financial professional, and the broker-dealer with which they are associated, to recommend products that pay them more than others (or to recommend certain investment options over others), which may not necessarily be to your benefit.

Additional Payment Type	What’s it used for
Access	Access to financial professionals and/or broker-dealers such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment	Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing	Joint marketing campaigns and/or broker-dealer event advertising/participation; sponsorship of broker-dealer sales contests and/or promotions in which participants (including financial professionals) receive prizes such as travel Awards, merchandise and recognition; client generation expenses.
Marketing Expense Allowances	Pay related parties for wholesaler support, training and marketing activities.
Product Development	Pay related parties for services rendered in the development of a product, including asset-based compensation for amounts invested in certain strategies.
Support	Sales support through such things as providing hardware and software, operational and systems integration, links to Our website from a broker- dealer’s website; shareholder services (including subaccounting sponsorship of broker-dealer due diligence meetings; and/or expense allowances and reimbursements).
Training	Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
Visibility	Inclusion of Our products on a broker-dealer’s preferred list; participation in, or visibility at, national and regional conferences; and/or articles in broker-dealer publications highlighting Our products and services.

Volume	Pay for the overall volume of their sales or the amount of money investing in Our products.

We have entered into ongoing contractual arrangements to make additional payments to certain broker-dealers or their affiliates. For the fiscal year ended December 31, 2024, We entered into ongoing contractual arrangements to make additional payments to the following financial intermediaries: American Portfolios Financial Services; Barnabas Capital LLC; Cambridge Investment Research; Centaurus Financial, Inc.; Cetera Advisor Networks LLC; Cetera Advisors LLC; Cetera Financial Specialist LLC; Cetera Investment Services LLC; Citizens Securities, Inc.; CreativeOne Securities LLC; FSC Agency, Inc.; FSC Securities Corporation; First Palladiam; Independent Financial Group; Janney Montgomery Scott LLC; LPL Financial LLC; Lion Street Financial LLC; Morgan Stanley Smith Barney; Osaic, Inc.; Osaic Institutions, Inc. (formerly Infinex Investments, Inc.); Osaic Wealth, Inc. (formerly Royal Alliance Associates, Inc.); Raymond James Insurance Group, Inc.; Raymond James & Associates, Inc.; RBC Capital Markets LLC; SagePoint Financial, Inc.; Securities America; The Leaders Group, Inc.; Triad Advisors; Triad Insurance, Inc.; UBS Financial Services Insurance Agency, Inc.; U.S. Bancorp Investments, Inc.; Wells Fargo and Woodbury Financial Services, Inc.

Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their financial professional is or should be included in any such listing.

For the fiscal year ended December 31, 2024, additional payments did not in the aggregate exceed approximately $1,972,848 (excluding corporate-sponsorship related prerequisites and marketing expense allowances) or approximately 0.26% of total the Contract’s assets. Broker-dealers that received additional payments in 2024, but do not have an ongoing contractual relationship, are listed below.

Broker-dealers that received additional payments with at least a $100 value in 2024 of items such as sponsorship of meetings, education seminars, and travel and entertainment, whether or not an ongoing contractual relationship exists: Ameritas Life Insurance Corp.; Ameritas Investment Company, LLC; Arvest Wealth Management; Avantax Investment Services, Inc.; Avantax Wealth Management; BB&T Investment Services; BB&T Securites LLC; BMO Harris Financia Advisors; CLA USA, Inc.; Commerce Bank; Commonwealth Financial Network; CUNA Brokerage Services, Inc.; CUSO Financial Services LP; DA Davidson & Company; Desert Financial Wealth Management; Fifth Third Securites; First Financial Equity Corp.; FNB Financial Services; Futurity First; Huntington Investment Company; Investment Professionals, Inc.; James Smith; JP Morgan Chase; Kestra Investment Services, LLC; Key Investment Services; Osaic FA, Inc. (formerly Lincoln Financial Advisors Corp.); Lincoln Investment Planning; M&T Bank; Maria C. Cacia; Oppenheimer & Co.; PNC Insurance Services LLC; PNC Investments; Private Client Services; Santander Securites LLC; Sorrento Pacific Financial LLC; Southwest Annuities Marketing; SunTrust Investment Services; Synovus Securites, Inc.; Truist Investment Services, Inc.; Voya Financial; Wesbanco Securities, Inc.; WRP Investments and Wunderlich Securites.

No specific charge is assessed directly to Owners to cover commissions or additional payments described above. We do intend to recoup the sales expenses and incentives We pay, however, through fees and charges deducted under the Contract and other revenue sharing arrangements.

This Supplement Should Be Retained with the Prospectus for Future Reference.

FSGII-050625